PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity II

Supplement to Prospectus Dated December 3, 2007

Supplement dated April 10, 2008

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Prudential Retirement Security Annuity II. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to delete the definition of Plan Type A, in its entirety, and replace it, as indicated below.

Delete the following from page 1:

Plan Type A: An IRA initially funded by a rollover transaction from an employment based retirement plan or arrangement administered by PRIAC or its affiliate(s).

Delete the following from page 6:

PLAN TYPE A

A custodial account established as an IRA when it holds an annuity initially funded by a rollover transaction from a Prudential Administered Plan.

Replace each of the above definitions, in their entirety, with the following:

PLAN TYPE A

A custodial account established as an IRA when it holds an annuity initially funded by a rollover transaction from: (1) a Prudential Administered Plan, or (2) another account administered by PRIAC or its affiliate(s) that was initially funded by a rollover transaction from a Prudential Administered Plan.